OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                    Supplement Dated October 18, 1996
                to the Prospectus dated November 1,  1995

     The Prospectus is amended as follows:

     1. The Supplement dated October 10, 1996 is replaced by this Supplement.

     2.             Effective October 10, 1996, the name of the Fund
                         has been changed from "Oppenheimer Main Street California Tax-Exempt Fund" to "Oppenheimer Main Street California Municipal Fund" and all references to the name of the Fund on the front cover page and throughout the Prospectus are changed to reflect the new name.

     3.             The first paragraph of the section captioned
                         "Investment Objective and Policies - Investments in Taxable Securities and Temporary Defensive Investment Strategy" on page 11 is deleted and replaced with the following:

                           Investments in Taxable Securities and Temporary
                         Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) repurchase agreements; (ii) debt obligations rated "A-3" or better by Standard & Poor's Corporation ("Standard & Poor's), "Prime-3" or better by Moody's Investors Service, Inc. ("Moody's), or "F-2" or better by Fitch Investors Service, Inc. ("Fitch"), which mature in one year or less ("short-term debt obligations"); (iii) bankers' acceptances, certificates of deposits, time deposits and U.S. Treasury bills ("cash equivalents"); and (iv) Hedging Instruments.

     October 18, 1996                                  PS0725.007